File No. 811-01028

File No. 2-17613

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No. ____
Post-Effective Amendment No. 148

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 148

IVY FUNDS

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

_____	immediately upon filing pursuant to paragraph (b)
__X__	on April 4, 2008 pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

=====================================================================

DECLARATION REQUIRED BY RULE 24f-2(a)(1)

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended March 31, 2007 was filed on June 27, 2007.

IVY FUNDS

Ivy Global Strategic Income Fund

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
April 4, 2008

Contents

Ivy Global Strategic Income Fund
Additional Information about Principal Investment
Strategies, Other Investments and Risks
The Management of the Fund
Investment Advisor
Management Fee
Portfolio Management
Your Account
Choosing a Share Class
Ways to Set Up Your Account
Pricing of Fund Shares
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
Appendix A: Prior Performance of Related Fund

Ivy Global Strategic Income Fund

An Overview of the Fund

Objectives
To seek, as a primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Principal Strategies

Ivy Global Strategic Income Fund seeks to achieve its objectives by investing in a diversified portfolio of debt securities of foreign and domestic issuers. During normal market conditions, the Fund invests at least 80% of its net assets in bonds. The Fund may invest in bonds of any maturity, although Ivy Investment Management Company (IICO), the Fund's investment manager, seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). The Fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development (OECD). The Fund may also invest in issuers located in emerging markets, such as Brazil, Russia, India and China. The Fund may invest in securities issued by foreign or U.S. governments and in securities issued by foreign or domestic companies of any size. The Fund may also invest up to 100% of its total assets in securities denominated in currencies other than the U.S. dollar.

Although the Fund invests, primarily, in investment grade securities, it may invest up to 35% of its total assets in non-investment grade bonds, commonly called junk bonds, that include bonds rated BB and below by S&P or comparable ratings issued by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The Fund will typically invest in junk bonds of foreign issuers within emerging markets, and it will only invest in junk bonds if IICO deems the risks to be consistent with the Fund's objectives. The Fund may also invest in equity securities of foreign and domestic issuers to achieve its secondary objective of capital growth.

IICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  country analysis (economic, legislative/judicial and demographic trends)
  credit analysis of the issuer (financial strength, cash flow, management, strategy and accounting)
  maturity of the issue
  quality of the issue
  denomination of the issue (U.S. dollar, euro, yen)
  domicile of the issuer

Generally, in determining whether to sell a debt security, IICO uses the same type of analysis that it uses in buying debt securities. For example, IICO may sell a holding if the issuer's financial strength declines to an unacceptable level or if management of the company weakens. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

IICO may, when consistent with the Fund's investment objective, buy or sell options or futures contracts on a security or an index of securities, or enter into swaps, including credit default swaps, interest rate swaps and foreign currency swaps (collectively, commonly known as derivatives). IICO may use derivatives to hedge various investments, for risk management purposes or to seek to increase investment income or gain in the Fund.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Global Strategic Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates, which may also cause a decrease in the Fund's investment income an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline changes in the maturities of bonds owned by the Fund
  changes in foreign currency exchange rates, which may affect the value of the securities the Fund holds the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Ivy Global Strategic Income Fund may be appropriate for investors primarily seeking a high level of current income generated from a diversified portfolio consisting of fixed-income securities of U.S. and foreign issuers. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table. See "Prior Performance of Related Fund" for information about the performance of a fund managed by an affiliate of IICO with objectives and strategies similar to those of Ivy Global Strategic Income Fund.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class I	Class Y
your investment)	--------	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class I	Class Y
deducted from Fund assets)	---------	---------	---------	---------	----------

Management Fees	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[5,6]	0.74%	0.76%	0.75%	0.60%	0.60%
Expenses Waived[7]	0.37%	0.39%	0.38%	0.13%	0.23%
Total Annual Fund Operating Expenses	1.25%	2.00%	2.00%	1.10%	1.25%

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5Includes custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of IICO) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services will vary depending on the share class and services provided, and typically range from $3 to $20 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

6The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

7Through July 31, 2008, Ivy Funds Distributor, Inc. (IFDI), the Funds' distributor, and Waddell & Reed Services Company (WRSCO), the Fund's transfer agent, have contractually agreed to reimburse sufficient 12b-1 fees (as applicable) and/or shareholder servicing fees to cap the expenses as follows: Class A shares at 1.25%, Class B shares at 2.00%, Class C shares at 2.00%, Class I shares at 1.10% and Class Y shares at 1.25%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years
Class A Shares	$719	$1,047
Class B Shares	629	1,035
Class C Shares	228 [1]	732
Class I Shares	121	387
Class Y Shares	143	461

If shares are not redeemed
at end of period:	1 Year	3 Years
Class A Shares	$719	$1,047
Class B Shares	229	735
Class C Shares	228	732
Class I Shares	121	387
Class Y Shares	143	461

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Global Strategic Income Fund seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth when consistent with its primary objective, by investing primarily in a diversified portfolio of debt securities of domestic and foreign issuers, including government-issued securities. There is no guarantee, however, that the Fund will achieve its investment objectives. Although major changes tend to be infrequent, the Board of Trustees may change the Fund's investment objectives without seeking shareholder approval.

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the U.S. The Fund may also invest in securities of issuers determined by IICO to be in developing or emerging market countries. The Fund may invest up to 100% of its total assets in non-U.S. dollar denominated securities.

Bonds may be of any maturity, but will primarily be intermediate term (generally, maturities ranging between one and ten years) and investment grade. The Fund may, however, invest up to 35% of its total assets in non-investment grade bonds, typically of foreign issuers located in emerging markets, or unrated securities determined by IICO to be of comparable quality. Non-investment grade debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

The Fund primarily owns debt securities; however, the Fund may also own, to a lesser extent, preferred stocks, common stocks and convertible securities. The Fund limits its acquisition of common stocks so that no more than 20% of its net assets will consist of common stocks and no more than 10% of its net assets will consist of non-dividend-paying common stocks.

The Fund may also utilize a range of derivative instruments, including credit default swaps, forward currency contracts and interest-only securities either to hedge an existing position, to invest in a position not otherwise readily available, or to mitigate the impact of rising interest rates. With credit default swaps, the Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has gone down), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, IICO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Global Strategic Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Additional Information

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on IICO's skill in selecting investments.

The Fund may also invest in and use certain other types of instruments in seeking to achieve its objective(s). For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Fund's authorized investments and strategies, such as derivative instruments, foreign securities and junk bonds, involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant.

The Fund may actively trade securities in seeking to achieve its objectives. Factors that can lead to active trading for any fund include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a fund's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income.

The Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, IICO may invest a portion of the Fund's assets in cash or cash equivalents if IICO is unable to identify and acquire a sufficient number of securities that meet IICO's selection criteria for implementing the Fund's investment objectives, strategies and policies.

You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's securities holdings is available in the SAI.

Defining Risks

Company Risk – An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Credit Risk – An issuer of a debt security may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of the Fund. Also, a change in the quality rating of a debt security can affect the security's liquidity and make it more difficult to sell. If the Fund purchases unrated securities and obligations, it will depend on IICO's analysis of credit risk more heavily than usual.

Derivatives Risk – A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that the Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives are subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Diversification Risk – The Fund is subject to diversification risk because the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio. (A fund is considered diversified, as defined in the Investment Company Act of 1940, as amended (1940 Act), if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio.) The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Emerging Market Risk - Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk – Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk – Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Income Risk – The Fund may experience a decline in its income due to falling interest rates.

Interest Rate Risk – The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected the duration of the debt, mortgage-related and asset-backed securities held by the Fund. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Liquidity Risk – Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Market Risk – All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio containing such affected securities may underperform the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If the Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, the Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's investment income.

The Management of the Fund

Investment Advisor

The Fund is a series of Ivy Funds, a Massachusetts business trust (Trust), and is managed by IICO, subject to the authority of the Board of Trustees of the Trust. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment advisor with approximately $25.5 billion in assets under management as of December 31, 2007 and serves as the investment manager for each of the Funds within the Ivy Family of Funds. IICO has served as investment manager to the funds in the Trust since December 31, 2002, and to Ivy Funds, Inc. since June 30, 2003. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, served as the investment manager for each of the funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to IICO. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to IICO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

IICO has voluntarily agreed to waive its management fee for any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

A discussion regarding the basis for the approval by the Board of Trustees of the advisory contract for the Fund will be available in the Fund's Semiannual Report to Shareholders dated September 30, 2008.

Portfolio Management

Daniel J. Vrabac and Mark G. Beischel are primarily responsible for the day-to-day management of Ivy Global Strategic Income Fund. Mr. Vrabac is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Vrabac served as Head of Fixed Income for WRIMCO and IICO until June 2005, and has been an employee of WRIMCO since 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis on Investments and Finance from Indiana University.

Mr. Beischel is Senior Vice President of IICO and WRIMCO and Vice President of the Trust, and Vice president of another investment company for which WRIMCO serves as investment manager. Mr. Beischel has served as assistant portfolio manager for investment companies managed by WRIMCO since 2000, and has been an employee of such since 1998. He earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in finance from the University of Denver. Mr. Beischel is a Chartered Financial Analyst.

Additional information regarding the portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities, is included in the SAI.

Other members of IICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Your Account

Choosing a Share Class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of the Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries, while Class I shares are designed for large retirement plans and other limited shareholders.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

The Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C and Class Y shares. Such Plans permit the Fund to pay marketing and other fees to support both the sale and distribution of each Class of shares referenced above, as well as the services provided to shareholders by their financial advisor or financial intermediary. Under the Class A Plan, the Fund may pay Ivy Funds Distributor, Inc. (IFDI), the Funds' distributor, a fee of 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate IFDI for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, the Fund may pay IFDI, on an annual basis, a service fee of 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by the Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the rules of the Financial Industry Regulatory Authority (FINRA) (formerly, the National Association of Securities Dealers, Inc.) as then in effect. Under the Class Y Plan, the Fund may pay IFDI a fee of 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of the Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts. Class I shares do not have a Plan.

Since these fees are paid out of the Fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares pay an annual 12b-1 fee of 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares or Class I shares.

Calculation of Sales Charges on Class A Shares
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
-------------	-----------	-----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of the Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Fund purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.         All purchases of Class A shares made for a participant in a multi-participant retirement plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (Code) (Qualified Plan) that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), SIMPLE IRA or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, if elected, the purchases made by individual employees under such plan may be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your or your spouse's individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code, or 403(b) tax sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees
  The Trustees and officers of Ivy Funds, the Directors and officers of Ivy Funds, Inc. or of any affiliated entity of IICO, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Participants in a 401(a) plan or 457 plan that invest in the Ivy Family of Funds through a third party platform or agreement
  Shareholders/participants reinvesting, into any non-retirement account in a Fund they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided such reinvestment is made within 60 days of receipt of the required minimum distribution
  The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.
  Sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements
  Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual's domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

         Exchange of Class A shares of any fund in the Ivy Family of Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares

         One-Time Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares of the Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request

         Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. IFDI pays 4.00% of the amount invested to dealers who sell Class B shares and 1.00% of the amount invested to dealers who sell Class C shares.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, the Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on August 17, 2008, then redeems all Class B shares on August 15, 2009, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on the Fund's records, and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on the Fund's records, and it will be the selling broker's responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an IRA, a Keogh plan or a custodial account under Sections 457(b) or 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Trustees or Directors of the Funds, directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions, the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services redemptions of Fund shares, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or W&R Target Funds, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by the insurance company the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401 of the Code, including 401(k) plans for which an unaffiliated third party provides administrative, distribution and/or other support services to the plan shareholders investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisors and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

Class I shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are only available for purchase by:

  fund of funds
  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative and/or other support services to the plan certain financial intermediaries that charge their customers transaction fees with respect to their customers' investments in the Funds endowments, foundations, corporations and high net worth individuals using a trust or custodial platform investors participating in 'wrap fee' or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IFDI participants of the Waddell & Reed Financial, Inc. Retirement Plans

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds' share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. As well, IFDI may have selling agreements with financial intermediaries which provide for IFDI to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. IFDI makes payments to such intermediaries from its own resources and from amounts reimbursed by IICO and WRIMCO. These reimbursements to IFDI are funded out of IICO's and WRIMCO's net income, respectively.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Ivy Family of Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates for providing related client-level recordkeeping and other services.

IFDI may also compensate an intermediary and/or financial advisor for IFDI's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IFDI may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

The Distributor of the Fund and each of the Ivy Funds, IFDI, is a corporate affiliate of Waddell & Reed. Fund shares are distributed pursuant to a distribution agreement with IFDI. The following paragraphs disclose certain potential conflicts of interest in connection with the distribution of Fund shares.

Waddell & Reed financial advisors sell primarily shares of the Ivy Funds and the Waddell & Reed Advisors Funds, a separate mutual fund family for which Waddell & Reed serves as principal underwriter and distributor (Fund Families). Either IICO or WRIMCO (Manager) is the investment manager for each fund in the respective Fund Families. The Managers are affiliates of Waddell & Reed.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed, and/or its affiliated companies, to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily against the assets held by the funds in the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed and the Managers, since payments to Waddell & Reed and the Managers increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed's overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed's Form ADV Disclosure Brochure.

Portability

The Fund's shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IFDI. Waddell & Reed, an affiliate of IFDI, is one such Financial Intermediary that is authorized to sell the Fund and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the purchase of shares of the one or more Funds in the Fund families. If you decide to terminate your relationship with your Waddell & Reed financial advisor or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Fund shares to another Financial Intermediary if that Financial Intermediary has a selling agreement with IFDI. Not all Financial Intermediaries have such selling agreements and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IFDI or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Fund or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

Ways to Set Up Your Account (for Class A, Class B and Class C shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2007, the Annual Dollar Limit is $4,000. For 2008, the Annual Dollar Limit is $5,000 and indexed for inflation in $500 increments, thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a "catch-up" contribution. The maximum annual catch-up contribution is $1,000. For each of year 2007 through 2009, certain 401(k) plan participants who received in that year at least 50% matching contributions of employer stock from an employer that in any preceding taxable year (a) declared bankruptcy and (b) was subject to indictment or conviction resulting from transactions related to the bankruptcy may make a special IRA "catch-up" contribution of up to $3,000 for that year. An individual who makes this special "catch-up" contribution for a year may not make the catch-up contribution otherwise available for having attained age 50. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.
  Owner-only Keogh Plans allow self-employed individuals and their spouses, or one or more partners and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $46,000 for 2008.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan. A Roth 401(k) contribution option may also be available on a qualified 401(k) Plan.
  403(b) Custodial Accounts are available to certain employees of public school systems, churches and Code Section 501(c)(3) (that is, tax-exempt) organizations. A Roth 403(b) contribution option may also be available.
  457(b) Plans allow certain employees of state and local governments and tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by IFDI. Contact your financial advisor for the form.

Pricing of Fund Shares

The price to buy a share of the Fund, called the offering price, is calculated every business day. The Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of the Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds and certain credit default swap instruments are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Trustees, as discussed below.

When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Trustees. The Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

The Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Since the Fund invests in foreign securities, it may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments may be valued at their fair values as determined according to the procedures approved by the Board of Trustees. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuations. IICO has retained a third-party pricing service (the Service) to assist in valuing foreign securities held in the Fund's portfolio. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), the Fund's transfer agent, in accordance with guidelines adopted by the Board of Trustees, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WRSCO regularly monitors and reports to the Board, the Service's pricing of the Fund's foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that the Fund's NAV will be subject, in part, to the judgment of the Board of Trustees or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

You may buy shares of the Fund through IFDI and through third parties that have entered into selling arrangements with IFDI. Contact IFDI or any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. IFDI will not accept account applications unless submitted by an entity with which IFDI maintains a current selling agreement.

IFDI generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to purchase shares of the Fund.

By mail: To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

Ivy Funds Distributor, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To add to your account by mail: Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

Purchases by telephone or internet: To purchase Class A, B or C shares of the Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class I and Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class I or Class Y shares, you may call 800.532.2783 to obtain an account application. You may then return the completed application by mail to IFDI at the above address, or fax it to 800.532.2749. The original of a faxed application must be received by IFDI within seven days.

Purchases by Automatic Investment Service: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.
  Broker-dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such dealers have independent agreements with IFDI, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)

For Class Y:

To Open an Account/To Add to an Account	Any amount

*An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

For clients of Morgan Stanley DW, Inc. (MSDW) who purchase their shares through certain fee-based advisory accounts sponsored by MSDW, the minimum initial and subsequent investment requirements for Class A shares are waived.

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to sell shares of the Fund.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services
c/o Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet. You may request to receive payment of your redemption proceeds via direct ACH or via wire. To redeem your Class A, Class B or Class C shares, call 800.777.6472, fax your request to 800.532.2749, or place your redemption order at www.ivyfunds.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. For Class A, Class B and Class C shares, redemption requests via wire will be charged a $10 per transaction wire fee. To redeem your Class Y shares, call 800.532.2783, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC).
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board of Trustees determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record a check redemption request if the address on the account has been changed within the last 30 days

This requirement is to protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to changes in the market.

You may reinvest, without charge, all or part of the amount of Class A shares of the Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption, and the reinvestment must be made into the same fund, account, and class of shares from which it had been redeemed. You may do this only once each calendar year with Class A shares of the Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of the Fund, once each calendar year as to Class B shares of the Fund and once each calendar year as to Class C shares of the Fund. The reinvestment must be made into the same fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Fund's transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other recordkeeper for information about your account.

If you have established an account that is maintained on our shareholder servicing system, we provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain the Fund's current prospectus, SAI, annual report or other information about the Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the introducing broker.

Internet Service

Our web site, www.ivyfunds.com, is also available. If you do not currently have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds in the Ivy Family of Funds, including accessing a Fund's current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
  quarter-to-date statements (after the end of the first, second and third calendar quarters)
  year-to-date statements (after the end of the fourth calendar quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about the Fund.

Shareholders who own shares of Advisor Class of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund may exchange their Advisor Class shares for Class I shares of any of the Funds.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.ivyfunds.com.

Exchange Privileges

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market Fund shares were previously acquired by an exchange from Class A shares of another Ivy Fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class I or Class Y shares of any of the Funds and buy Class I or Class Y shares, respectively, of another Fund, or Class A shares of Ivy Money Market Fund.

For clients of Waddell & Reed and Legend, these exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares of funds within the Waddell & Reed Advisors Family of Funds. Shareholders of Class I shares may exchange their shares for Class Y shares of funds within the Waddell & Reed Advisors Family of Funds. Shareholders of Ivy Class Y shares may not exchange those shares for shares of any class of funds within the Waddell & Reed Advisors Family of Funds.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y and Class I shares of any of the Funds for Class A shares of Ivy Money Market Fund, and in certain situations you may exchange Class A shares of Ivy Money Market Fund for Class B or Class C shares of any of the other Funds).
  An exchange is considered a taxable event and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to exchange shares of the Funds.

Market Timing Policy

The Fund is intended for long-term investment purposes. The Fund will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Ivy Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Ivy Global Strategic Income Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, or that invests a significant portion of its assets in high-yield fixed income securities.

To discourage market timing activities by investors, the Board of Trustees has adopted a market timing policy and has approved the procedures of the Fund's transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares.

As an additional step, WRSCO reviews Fund redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities in an account held directly on the Fund's records that has not previously exceeded WRSCO's thresholds, WRSCO will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If an account exceeds WRSCO's thresholds a second time within a twelve month period, exchange privileges will be suspended indefinitely for all accounts owned by that shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WRSCO will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of the Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, IFDI and/or its affiliate, Waddell & Reed, Inc. (collectively, "W&R"), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders' Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary's account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund's market timing policy. W&R's procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it deems appropriate or necessary to enforce the Fund's market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

The Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Fund, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Fund cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Fund, IFDI or WRSCO may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Fund regarding shareholders who hold shares through such accounts or may close the omnibus account.

The Fund's ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Fund will be able to identify or eliminate all market timing activities, and the Fund may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Fund's market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that the Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Fund as a vehicle for excessive short-term trading, the Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of the Fund after holding the shares fewer than 30 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

The Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 days of a retirement plan participant's defaulted investment in a Fund that constitutes a qualified default investment alternative (QDIA); (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund's behalf.

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service

Additionally, the Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Ivy Money Market Fund Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year.

Usually, the Fund declares dividends from net investment monthly and pays them monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by the Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:

1.

Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders.

For noncorporate taxable shareholders, the Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year on a Form 1099.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account -- Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Withholding. The Fund must withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Fund.

The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Appendix A

Prior Performance of Related Fund

Ivy Global Strategic Income Fund is a new Fund, so its performance information is not included in this Prospectus. However, Ivy Global Strategic Income Fund is modeled after Waddell & Reed Advisors Global Bond Fund, Inc., a fund that is managed by WRIMCO, an affiliate of IICO, and is deemed to be a Related Fund. There may be differences between Ivy Global Strategic Income Fund and the Related Fund, including asset sizes and cash flows. These differences will cause the performance of the Related Fund to differ from that of Ivy Global Strategic Income Fund. However, Ivy Global Strategic Income Fund and the Related Fund are substantially similar, since the investment objectives, strategies and policies of Ivy Global Strategic Income Fund are primarily the same as those of the Related Fund. Both portfolio managers for Ivy Global Strategic Income Fund have served as portfolio manager for the Related Fund. Mr. Beischel has served as portfolio manager for the Related Fund since January 2002, while Mr. Vrabac had served as portfolio manager for the Related Fund from September 2000 through March 2007.The chart below provides average annual returns of Class A shares of the Related Fund, not shares of Ivy Global Strategic Income Fund, for the period ended December 31, 2007. The performance is net of management fees and other expenses incurred during the 2007 calendar year. The performance of the Related Fund is historical and does not guarantee future performance of Ivy Global Strategic Income Fund. The performance of Ivy Global Strategic Income Fund may be better or worse than that of the Related Fund.

The bar chart and performance table below provide information regarding the performance of the Related Fund, not of Ivy Global Strategic Income Fund, by showing changes in the Related Fund's performance from year to year and by showing how the Related Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The performance of the Related Fund is historical and does not guarantee future performance of Ivy Global Strategic Income Fund. The performance of Ivy Global Strategic Income Fund may be better or worse than that of the Related Fund.

The bar chart presents the annual total returns for Class A of the Related Fund and shows how performance has varied from year to year over the past ten calendar years. The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Related Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Related Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Prior to September 18, 2000, the Related Fund, formerly known as Waddell & Reed Advisors High Income Fund II, Inc., sought to achieve its objectives by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information in the bar chart and performance table for periods prior to that date reflect the operations of the Related Fund under its former investment strategies and related policies.

CHART OF YEAR-BY-YEAR RETURNS
Waddell & Reed Advisors Global Bond Fund, Inc.
as of December 31 each year

1998	2.69%
1999	1.45%
2000	-4.78%
2001	8.74%
2002	1.83%
2003	11.62%
2004	5.33%
2005	3.09%
2006	5.22%
2007	9.96%

In the period shown in the chart, the highest quarterly return was 5.31% (the second quarter of 2003) and the lowest quarterly return was -5.72% (the third quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS
Waddell & Reed Advisors Global Bond Fund, Inc.
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	3.64%	5.74%	3.80%
After Taxes on Distributions	2.23%	4.31%	1.58%
After Taxes on Distributions
and Sale of Fund Shares	2.80%	4.31%	2.07%
Class B (began on 10-6-1999)
Before Taxes	5.15%	5.77%	4.17%
Class C (began on 10-6-1999)
Before Taxes	9.24%	5.99%	4.18%
Class Y
Before Taxes	10.43%	7.42%	6.03%
Indexes
Lehman Brothers U.S. Dollar-
Denominated Universal Index[1]	6.52%	5.00%	6.08%
Lipper Global Income
Funds Universe Average[2]	6.71%	6.51%	5.55%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

IVY FUNDS

Custodian	Distributor
UMB Bank, n.a.	Ivy Funds Distributor, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Bell, Boyd & Lloyd LLP	913.236.2000
Three First National Plaza	800.777.6472
70 West Madison Street
Suite 3100
Chicago, Illinois 60602-4207

Independent Registered
Public Accounting Firm	Transfer Agent
Deloitte & Touche LLP	Waddell & Reed
1100 Walnut, Suite 3300	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Ivy Investment	913.236.2000
Management Company	800.777.6472
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
800.777.6472	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
800.777.6472

IVY FUNDS

You can get more information about the Fund in the--

  Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

To request a copy of the Funds current SAI, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI may also be requested via e-mail at request@waddell.com and are available at www.ivyfunds.com.

Information about the Fund (including the current SAI) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 800.SEC.0330.

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
800.777.6472

The Trust's SEC file number is: 811-01028

IVY GLOBAL STRATEGIC INCOME FUND

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-777-6472

April 4, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for Ivy Global Strategic Income Fund. (Fund) dated April 4, 2008 (Prospectus), which may be obtained from the Fund or its distributor, Ivy Funds Distributor, Inc. (IFDI), at the address or telephone number shown above.

TABLE OF CONTENTS

Fund History
The Fund, Its Investments, Related Risks and Limitations
Management of the Fund
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Portfolio Manager
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Fund
Underwriter
Appendix A

FUND HISTORY

Ivy Funds (Trust) was organized as a Massachusetts business trust on December 21, 1983. Prior to July 23, 2003, the Trust was known as Ivy Fund. The Trust has seventeen separate series. This SAI provides disclosure for one series, Ivy Global Strategic Income Fund (Fund).

THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

The Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. The Fund is an open-end, diversified investment management company.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Ivy Investment Management Company (IICO), until March 7, 2005, known as Waddell & Reed Ivy Investment Company (WRIICO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's objectives. A summary of the risks associated with these instrument types and investment practices is included as well.

IICO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. IICO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its objectives. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

Securities - General

The Fund may invest in securities including common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or, if unrated, judged by IICO to be of equivalent quality. In the case of a "split rated" security, which results when the NRSROs rate the security at different rating levels (for example, BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Ba by Moody's Investors Service, Inc. (Moody's)), it is the Fund's general policy to classify such security at the higher rating level where, in the judgment of IICO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

The Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P and D by Moody's). Debt securities rated D by S&P or D by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, the Fund will treat unrated securities judged by IICO to be of equivalent quality to a rated security as having that rating.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, IICO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. IICO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

While credit ratings are only one factor IICO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

The Fund may invest in bonds of any maturity, although IICO seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). IICO typically determines the maturity of a bond that is subject to a put by reference to the put date and the maturity of a callable bond by reference to its stated maturity.

The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

         Borrowing

The Fund may borrow money, but only from banks and for temporary, emergency or extraordinary purposes. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

         Common Stocks

The Fund will not purchase, or otherwise voluntarily acquire, any common stocks unless, after such purchase or acquisition, not more than 20% of the value of its net assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options, or in any other voluntary manner. It does not include premiums paid or received in connection with put or call options, or the amount of any margin deposits as to options or futures contracts. If the Fund is invested up to 20% in common stocks, it may still purchase or sell futures and options relating to common stocks. The common stocks that the Fund purchases will be selected to try to achieve either a combination of the Fund's primary and secondary objectives, in which case they will be dividend-paying, or its secondary objective, in which case they may not be dividend-paying; however, the Fund does not intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

         Foreign Securities and Currencies

During normal market conditions, the Fund may invest significantly in issuers in countries that are members of the Organisation of Economic Co-Operation and Development. The current member countries include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Slovak Republic, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States. The Fund may invest in issuers located in emerging markets, including Brazil, Russia, India and China.

The Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domicile country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are typically created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights. Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

IICO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. IICO believes that the Fund's ability to invest a substantial portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that IICO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third-party source (for example, Bloomberg). However, pursuant to its procedures, IICO may assign a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the Trust's Treasurer and to the Trust's Chief Compliance Officer for approval.

Investments in obligations of domestic branches of foreign banks will be considered domestic securities if IICO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state-chartered domestic banks doing business in the same jurisdiction.

The Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund usually effects currency exchange transactions on a spot basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in IICO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

IICO considers countries having developing markets to be those countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which the Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country's currency against the U.S. dollar; unusual price volatility in a developing country's securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Trust's Board of Trustees;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available; and
(7)	securities involved in swap, cap, floor and collar transactions.

The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

IICO believes that, in general, it is in the best interest of the Fund to be able to invest in illiquid securities up to the maximum allowable. IICO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See "Swaps, Caps, Collars and Floors" in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to create their own products. For example, if IICO desired Korean exposure for the Fund, as an alternative to the difficult procedures for direct investment, IICO could, instead, structure a specialized over-the-counter bond or other instrument with an investment banker that would provide the same return and be subject to the same risks as an investment in the Korean bond market without the Fund's having to physically invest in the Korean market.

         Indexed Securities

The Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

         Investment Company Securities

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the Investment Company Act of 1940, as amended, (1940 Act) except that the Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values (NAVs). If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets.

Exchange Traded Funds. The Fund may invest in Exchange Traded Funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, the Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other ETFs that track indexes, provided that such investments are consistent with the Fund's investment objective as determined by IICO. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a portionate amount of shares of all of the issuers included in the relevant underlying index. Since most ETFs are a type of investment company, the Fund's purchases of ETF shares are subject to its non-fundamental investment restrictions regarding investments in other investment companies.

ETFs have a market price which reflects a specified fraction of the value of the designated index and are exchange traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the investment management fee paid by the Fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund's assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund, which are not exchange traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         Lending Securities

For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to the maximum amount of total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, includes the value of collateral received in return for securities loaned). If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by IICO throughout the term of the loan.

Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to IICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will attempt to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

         Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may so invest as long as IICO determines that such investments are consistent with the Fund's objectives and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

         Options, Futures and Other Strategies

General. IICO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its NAV.

Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act. In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Fund.

In addition to the instruments, strategies and risks described below, IICO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. IICO may utilize these opportunities to the extent that they are consistent with the Fund's objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)         Successful use of most Financial Instruments depends upon IICO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because IICO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)         As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5)         The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If IICO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If IICO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by IICO may still not result in a successful transaction. IICO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which IICO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that IICO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and IICO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, IICO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on IICO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as IICO anticipates. There is no assurance that IICO's use of forward currency contracts will be advantageous to the Fund or that IICO will hedge at an appropriate time.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Fund may enter into swaps, caps, floors and collars for any legal purpose consistent with its investment objective and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations, as a duration management technique; to attempt to enhance income or capital gains; or to gain exposure to certain markets in an economical way.

A swap agreement is a derivative in the form of a bilateral financial contract under which the Fund and another party, normally a bank, broker-dealer or one of their affiliates, agree to make or receive payments at specified dates based on a specified "notional" amount. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, foreign currency swaps, and equity, commodity, index or other total return swaps.

Swap agreements are individually negotiated and can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a commodity swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for payments equivalent to a floating rate of interest, or if the commodity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as London Interbank Offered Rate (LIBOR), that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher amount at each swap reset date.

The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The Fund typically treats the net unrealized gain on each swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. IICO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund's borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If IICO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that IICO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by IICO. If a firm's creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime mortgage market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is a continually evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 15% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

         Restricted Securities

Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, such as Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Trustees. See Illiquid Investments.

         Short Sales against the Box

The Fund may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. The Fund has no present intention to sell securities short in this fashion.

         U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if IICO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

         Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         Warrants and Rights

Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

         When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables the Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of IICO to correctly anticipate increases and decreases in interest rates and prices of securities. If IICO anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If IICO anticipates a decline in interest rates and a rise in prices and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether IICO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.)

Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if IICO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

         Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

The Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities that will be includable in the taxable dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment restrictions set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1)

Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

(2)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be invested in companies in that industry.

(3)	Engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities.

(4)

Borrow for investment purposes, that is, to purchase securities. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets.

(5)

Make loans other than certain limited types of loans; the Fund may buy debt securities and other obligations consistent with its goals and other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements.

(6)

Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may invest in securities (other than limited partnership interests) issued by companies engaged in such business, including real estate investment trusts.

(7)	Issue senior securities.

The following investment restrictions are not fundamental and may be changed by the Board of Trustees without shareholder approval:

(1)

Under normal market conditions, at least 80% of the Fund's net assets normally will be invested in bonds. The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy.

(2)	The Fund does not intend to invest more than 35% of its total assets in non-investment-grade debt securities.

(3)

At least 65% of the Fund's total assets normally will be invested in issuers located in at least three different countries, and no more than 30% of the Fund's total assets normally will be invested in issuers within a single country outside the U.S.

(4)	The Fund may invest up to 100% of its total assets in non-U.S. dollar-denominated securities.

(5)	The Fund does not intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

(6)

The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments. Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(7)

The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(8)

The Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

(9)	The Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

A high turnover rate will increase transaction costs and commission costs that will be paid by the Fund and may generate capital gain or loss.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

         Publicly Available Portfolio Holdings

The Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Ivy Funds' website. This information may be the Fund's complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as the Fund's top ten portfolio holdings posted on the Ivy Funds' website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

The Policy allows the disclosure of the Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

A service provider or other third party that receives information about the Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (for example, a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality.

The Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Fund and current and prospective clients of IICO (or its affiliate), provided that:

  The recipient requests such information from IICO (or its affiliate);
  The individual receiving the request, in conjunction with the Trust's Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from IICO's Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Fund or any other fund managed by IICO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Fund, IICO or any other party in connection with the disclosure of information about portfolio securities.

The Policy provides that attribution reports containing only sector and/or industry breakdown for the Fund can be released without a confidentiality agreement and without regard to any time constraints.

In determining whether there is a legitimate business purpose for making disclosure of the Fund's non-public portfolio holdings information, the CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or IICO or its affiliates. As part of the annual review of the Fund's compliance policies and procedures, the CCO will report to the Board of Trustees regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Bell, Boyd & Lloyd LLP
Ivy Investment Management Company
Waddell & Reed Services Company
Ivy Funds Distributor, Inc.

Pursuant to a custodian contract, the Fund has selected UMB Bank, n.a. as custodian for its securities and cash. As custodian, UMB Bank, n.a. maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by the custodian. The Fund's subcustodian, Citibank, N.A., serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard & Poor's
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek
Institutional Shareholder Services

The Fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities
Advest. Inc.
BB & T Capital Markets
Bank of America Securities, LLC
Bank of Oklahoma
Bear Stearns & Co.
Belle Haven Investments, L.P.
Bergen Capital
BOSC, Inc.
Cantor Fitzgerald & Co.
Citigroup Global Markets, Inc.
Commerce Bank
CRT Capital Group, LLC
Credit Suisse First Boston, LLC
Crews & Associates
D.A. Davidson
Duncan Williams, Inc.
Fidelity Capital Markets
Fifth Third Securities
First Albany Capital
FTN Financial
George K. Baum & Company
Goldman Sachs & Co.
Griffin Kubik Stephen
Hanifen, Imhoff, Inc.
Herbert J. Sims & Co.
Hibernia Southcoast Capital
J.P. Morgan Securities, Inc.
KBC Financial Products USA, Inc.
LaSalle Financial Services
Lehman Brothers, Inc.
Loop Capital Markets
Mesirow Financial, Inc.
Morgan Keegan & Co.
Morgan Stanley& Co., Inc.
M.R. Beal & Co.
Piper Jaffery & Co.
RBC Dain Rauscher
Robert Baird & Co.
Seattle Northwest
Southwest Securities
Stifel Nicolaus
UBS Investment Bank
Wachovia Securities, LLC
W.H. Mell
Ziegler Securities

The Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund. No compensation is received by the Fund, IICO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUND

Trustees and Officers

The Trust is governed by the Board of Trustees (Board). A majority of the Board members are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Independent Trustees. The Board elects the officers who are responsible for administering the Funds' day-to-day operations. The members of the Board are also Directors for, and similarly oversee the operations of, each of the 12 funds in the Ivy Funds, Inc., which, together with the 17 funds in the Trust, comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 funds), W&R Target Funds, Inc. (25 funds) and Waddell & Reed InvestEd Portfolios, Inc. (three funds). Jarold W. Boettcher , Joseph Harroz, Jr., Eleanor B. Schwartz and Henry J. Herrmann also serve as directors of each of the funds in the Advisors Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of the Trust's Board and of the Board of Directors of Ivy Funds, Inc.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board.

         Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Trustee	Trust: 2002 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)	78	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Trustee, Kansas Public Employees Retirement System; Director of Advisors Fund Complex (46 portfolios overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 57	Trustee	Trust: 2002 Fund Complex: 2002	Secretary of Streetman Homes, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004)	29	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Independent Chair Trustee	2006 Trust: 2002 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)	78	Director of Valliance Bank NA; Director of Advisors Fund Complex (46 portfolios overseen); Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 56	Trustee	Trust: 2002 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)	29	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Trustee	Trust: 2002 Fund Complex: 1995	Professor Emeritus (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)	78	Director of Advisors Fund Complex (46 portfolios overseen)
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 Age: 63	Trustee	Trust: 2002 Fund Complex: 2002	Retired	29	Director of Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (18 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 65	Trustee	Trust: 1999 Fund Complex: 1999*	Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003)	29	Director of Hansberger International Funds (5 portfolios overseen)

*Mr. Tighe has been a Trustee for Ivy Funds since 1999. Ivy Funds became part of the Fund Complex in 2002, when Waddell & Reed Financial, Inc. (WDR) acquired the investment adviser of Ivy Funds.

         Interested Trustees

A Trustee is "interested" by virtue of his/her engagement as officers of WDR or its wholly owned subsidiaries, including the Funds' investment manager, IICO, the Funds' principal underwriter, IFDI, and the Funds' accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of his/her personal ownership in shares of WDR.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TRUSTEE/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 65	President Trustee	Trust: 2001 Fund Complex: 2001 Trust: 1998 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); President and Chief Investment Officer (CIO) of WDR (1998 to 2005); Chief Investment Officer of WRIMCO (1991 to 2005) and IICO (2002 to 2005); President of each of the funds in the Fund Complex	78

Director of WDR, IICO, WRSCO, Waddell & Reed, Inc. and WRIMCO; Director of each of the funds in the Advisors Fund Complex (46 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

         Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten Age: 39	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2006 2006 2006 2007	2006 2006 2006 2007

Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Waddell & Reed Fund Complex (since 2006); Principal Financial Officer of each of the funds in the Waddell & Reed Fund Complex (since 2007); Assistant Treasurer of each of the funds in the Waddell & Reed Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).

Mara D. Herrington Age: 44	Vice President Secretary	2006 2006	2006 2006

Vice President and Secretary of each of the funds in the Waddell & Reed Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).

Kristen A. Richards Age: 40	Vice President Assistant Secretary Associate General Counsel	2000 2006 2000	2000 2006 2000

Senior Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 42	Vice President General Counsel Assistant Secretary	2002 2002 2002	2000 2000 2000

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 40	Chief Compliance Officer	2004	2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the funds in the Fund Complex (2000 to 2004)

         Committees of the Board of Trustees

The Board has established the following committees: Audit Committee, Executive Committee and Governance Committee. The respective duties and current memberships are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust's accounting policies, financial reporting and internal control system, as well as the work of the Trust's independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, the internal accounting staff of the Trust's investment advisor and the Board. The Audit Committee consists of Jarold W. Boettcher (Chair), Glendon E. Johnson, Jr. and Edward M. Tighe. During the fiscal year ended March 31, 2007, the Audit Committee met four times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise prohibited by law. The Executive Committee consists of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr. During the fiscal year ended March 31, 2007, the Executive Committee did not meet.

Governance Committee. The Governance Committee considers the responsibilities and actions of the Board of Trustees. The Governance Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Funds. The Governance Committee also oversees the functioning of the Board of Trustees and its committees. The Governance Committee consists of James D. Gressett (Chair), Eleanor B. Schwartz and Michael G. Smith. During the fiscal year ended March 31, 2007, the Governance Committee met three times.

The Board has authorized the creation of a valuation committee comprised of such persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

         Ownership of Fund Shares as of December 31, 2007

The following tables provide information regarding shares of the Ivy Family of Funds beneficially owned by each Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act) as well as the aggregate dollar range of shares owned, by each Trustee, within the Fund Complex. A Trustee may elect to defer all or a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as "beneficially owned" shares include any shares in which the Trustee's deferred compensation is deemed invested.

Independent Trustees

Trustee	Dollar Range of Fund Shares Beneficially Owned*	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Jarold W. Boettcher	$0	over $100,000
James D. Gressett	$0	over $100,000
Joseph Harroz, Jr.	$0	over $100,000
Glendon E. Johnson, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	$10,001 to $50,000
Michael G. Smith	$0	over $100,000
Edward M. Tighe	$0	over $100,000

*The Fund has not been in operation prior to the date of this SAI; therefore, the Trustees could not own shares of the Fund.

Interested Trustees

The dollar range of shares owned as of December 31, 2007 by Mr. Herrmann, the only interested Trustee, in the Ivy Family of Funds was: $50,001 to $100,000.

         Compensation

The fees paid to each Director/Trustee (other than Director/Trustees who are affiliates of IICO), are divided among the funds in Ivy Family of Funds based on each fund's net assets. For the fiscal year ended March 31, 2007, the Director/Trustees received the following fees for service as a trustee of the Trust:

	COMPENSATION TABLE

Director	Aggregate Compensation From Trust	Total Compensation From Trust and Ivy Family of Funds[1]
-----------	------------	------------
Henry J. Herrmann	$0	$0
Jarold W. Boettcher	36,351	51,500
James D. Gressett	34,168	48,500
Joseph Harroz, Jr.	45,610	64,625 [2]
Glendon E. Johnson, Jr.	36,351	51,500
Eleanor B. Schwartz	36,351	51,500
Michael G. Smith	36,351	51,500
Edward M. Tighe	36,351	51,500

1No pension or retirement benefits have been accrued as a part of Fund expenses.

2Mr. Harroz receives an additional fee of $12,500 annually for his services as Independent Chair of the Trust's Board and of the Board of Directors of Ivy Funds, Inc.

For the current fiscal year, the Director/Trustees have agreed not to allocate any portion of their total compensation to the Fund.

The officers as well as Mr. Herrmann are paid by IICO or its affiliates.

The Board previously created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who attained the age of 75 must resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee of the Trust for at least five years which need not have been consecutive. Under the Plan, for three years following the date of retirement, a Trustee Emeritus will receive fees in recognition of his or her past services equal to the annual retainer he or she was receiving at the time of his or her resignation as a Trustee, whether or not services are rendered in his or her capacity as Trustee Emeritus, but he or she has no authority or responsibility with respect to the management of the Trust. Currently, there are no persons who have retired as Trustee and elected Trustee Emeritus status, and the Board of the Trust has determined to eliminate this Plan for current and future board members. However, the Ivy International Growth Fund is responsible for paying its proportionate shares of fees to eligible members of the predecessor Board of Directors of Ivy Funds, Inc. as a result of the merger of a series of that corporation into the Ivy International Growth Fund. IICO has agreed to reimburse the Ivy International Growth Fund for these payments.

Class A shares of the Fund may be purchased at NAV by the Trustees and officers of the Trust or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed or any of its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares--Net Asset Value Purchases of Class A Shares for more information.

Code of Ethics

Each of the Trust, IICO and IFDI have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

INVESTMENT ADVISORY AND OTHER SERVICES

Under the Investment Management Agreement with respect to the Fund, IICO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Management Agreement obligates IICO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board.

IICO, located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, is an SEC registered investment advisor. Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Funds then in existence and investment advisory services to all Funds then in existence other than Ivy Global Natural Resources Fund. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell & Reed Ivy Investment Company (WRIICO). On March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO). Effective December 31, 2002, IICO assumed all of IMI's duties with respect to the Funds and began providing business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. The terms and conditions of the agreements under which IICO provides those services to the Funds are exactly the same as the terms and conditions of the agreements in effect prior to December 31, 2002 between the Funds and IMI.

The Management Agreement with IICO with respect to the Fund was approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on February 13, 2008. A discussion regarding the basis of the approval of the Management Agreement will be available in the Trust's Semiannual Report to Shareholders, dated September 30, 2008.

         Payments for Management Services

Under the Management Agreement, for IICO's management services, the Funds pay IICO a fee as described in the Prospectus. The Fund accrues this fee daily and pays monthly.

The Management Agreement permits IICO, or an affiliate of IICO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Trust. The Management Agreements contain detailed provisions as to the matters to be considered by the Board of Trustees prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust, on behalf of the Fund, and WRSCO, an affiliate of IICO, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Trustees without shareholder approval.

The Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares provides that each Fund pays WRSCO an annual fee (payable monthly) of $20.35 for each account of the Fund that is non-networked; however, WRSCO has agreed to reduce these fees if the number of total Fund accounts within the Fund Complex reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales), WRSCO has agreed to reduce its per account fees charged to the Funds to $6.00 per account, with the Funds bearing the remainder of the costs charged by the financial services companies (which historically has averaged $6.00 per account but could be $20.00, or higher, per account).

The Fund, or IICO (including any affiliate of IICO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account. These payments range from an annual fee of $3.00 to $20.00 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month.

Under the Shareholder Servicing Agreement, with respect to Class I shares, the Fund pays WRSCO an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class Y shares, the Fund pays WRSCO an amount payable on the first day of the month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

The Fund also pays certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement, including the cost of providing a record keeping system; and costs of legal and special services not provided by IFDI, IICO or WRSCO.

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to the existing one, may be approved by the Board of Trustees without shareholder approval. Under the Accounting and Administrative Services Agreement, the Fund pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month			Monthly Fee
$0 -	$10	million	$0
$10 -	$25	million	$958
$25 -	$50	million	$1,925
$50 -	$100	million	$2,958
$100 -	$200	million	$4,033
$200 -	$350	million	$5,267
$350 -	$550	million	$6,875
$550 -	$750	million	$8,025
$750 -	$1.0	billion	$10,133
$1.0 billion and over			$12,375

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, IICO and WRSCO, respectively, pay all of its own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. IICO and its affiliates pay the Trustees and officers who are affiliated with IICO and its affiliates. The Trust pays the fees and expenses of the other Trustees.

The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Under the Distribution and Service Plan (the Plan) for Class A shares of the Fund adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay IFDI, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate IFDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Pursuant to the amended and restated Distribution Agreement, dated September 3, 2003, entered into between IFDI and the Trust, IFDI offers the Funds' shares through financial advisors of Waddell & Reed, Inc. and Legend Equities Corporation (Legend) and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, IFDI will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares.

The Class A Plan permits IFDI to receive compensation for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits IFDI to be compensated for amounts it expends: in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of the Fund, and may regularly provide shareholder services and/or maintain shareholder accounts with respect to Class A shares.

Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay IFDI a maximum service fee of 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate IFDI for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a maximum distribution fee of 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate IFDI for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

Under the Plan adopted for Class Y shares, the Fund pays IFDI daily a distribution and/or service fee of 0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class.

The only Trustees or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees who are also officers of either IFDI or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of IFDI. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through IFDI's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that IFDI's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide IFDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

To the extent that IFDI incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Ivy Family of Funds, IFDI typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

Each Plan was approved by the Board of Trustees, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Trustees).

Among other things, each Plan provides that (1) IFDI will provide to the Trustees of the Fund at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Plan Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Plan Trustees will be committed to the discretion of the Plan Trustees.

         Dealer Compensation

All classes of the Fund are offered through IFDI, Waddell & Reed, Inc., Legend and non-affiliated third-party broker-dealers. IFDI may pay both affiliated and non-affiliated broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV, IFDI (or an affiliate) may pay up to 1.00% of net assets invested; 2) for the purchase of Class B shares, IFDI (or an affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, IFDI (or an affiliate) may pay 1.00% of net assets invested; and 4) for the purchase of Class Y shares, IFDI (or an affiliate) may pay 0.25% of net assets invested.

As well, IFDI may have selling agreements with financial intermediaries which provide for IFDI to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. IFDI makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to IFDI are funded out of WRIMCO and IICO's net income, respectively.

Sales Charges for Class A Shares

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
-------------	-----------	-----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge (CDSC) of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $1,999,999.99
0.80% - Sales of $2.0 million to $2,999,999.99
0.50% - Sales of $3.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

*IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A shares with no initial sales charge.

On each purchase of the Class A shares of the Fund offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in the Fund's then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A Shares).

Custodial and Auditing Services

The Trust's custodian is UMB Bank, n.a., whose address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities.

PORTFOLIO MANAGERS

The following tables provide information relating to the portfolio managers of the Fund as of December 31, 2007:

Mark G. Beischel

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	3	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$402.6	$82.8	$0*
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel J. Vrabac

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$12,733	$0	$0*
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*Under $500,000.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO's Allocation Procedures.

IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

IICO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are deemed invested in mutual funds managed by IICO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in mutual funds managed by IICO (or its affiliate), the WDR's 401(k) plan offers mutual funds managed by IICO (or its affiliate) as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

As of December 31, 2007, the dollar range of shares beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares Owned in Fund Managed*	Dollar Range of Shares Owned in Funds in Fund Complex
Mark G. Beischel	$0	$100,001 to $500,000
Daniel J. Vrabac	$0	$100,001 to $500,000

A portion of each portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of December 31, 2007, the dollar range of shares of the funds deemed owned by the portfolio managers was:

Manager	Dollar Range of Shares Deemed Owned in Fund*	Dollar Range of Shares Deemed Owned in Funds in Fund Complex
Mark G. Beischel	$0	$50,001 to $100,000
Daniel J. Vrabac	$0	$500,001 to $1,000,000

*The Fund has not been in operation prior to the date of this SAI; therefore, the portfolio managers could not own shares of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the managers will frequently place concurrent orders for all or most accounts for which the managers have responsibility or IICO may otherwise combine orders for the Fund with those of other funds in the Ivy Family of Funds' or other accounts for which it or its affiliate, Waddell & Reed Investment Management Company (WRIMCO), has investment discretion, including accounts affiliated with IICO or WRIMCO. IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, IICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that within a group having a small cap-related investment objective, mid-cap investment objective or international investment objective, shares may be allocated on a flexible rotational sequence based on the manager's judgment, including but not limited to such factors as the profit spread of previously allocated IPOs, investment strategies and policies of the fund or advisory account, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

In all cases, IICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of the Fund, IICO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. IICO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Trustees, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by IICO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which IICO has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by IICO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to IICO or its affiliates. IICO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Fund has adopted a policy that prohibits IICO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of IICO and/or WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist IICO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by IICO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of IICO; serves to make available additional views for consideration and comparisons; and enables IICO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

PROXY VOTING POLICY

The Fund has delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and IICO's corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

IICO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest between IICO and the Funds

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

I. Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships -- IICO will review any situation for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.
  Personal Relationships -- IICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from IICO's management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Trust's Board of Trustees on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Board and obtain the Board's consent or direction to vote the proxies. IICO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for the Fund were voted during the most recent 12-month period ended June 30, 2008, will be available, after August 31, 2008, at www.ivyfunds.com, and on the SEC's website at http://www.sec.gov.

CAPITALIZATION AND VOTING RIGHTS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

The Declaration of Trust permits the Board of Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Board of Trustees has currently authorized the following series, each of which represents a Fund: Ivy Balanced Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Growth Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund. The Board of Trustees has also authorized the issuance of Class A, Class B, Class C, Class E, Class I and Class Y shares of each of these Funds, and also the issuance of Class R shares of Ivy Global Natural Resources Fund and Ivy Real Estate Securities Fund. The Board of Trustees has further authorized the issuance of the following classes, which are now closed to further investment: Advisor Class shares for Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Growth Fund, Ivy International Core Equity Fund and Ivy Pacific Opportunities Fund, as well as Class II shares for, Ivy Cundill Global Value Fund and Ivy International Core Equity Fund. The Board of Trustees has also authorized the issuance of Class A, Class B, Class C, Class I and Class Y shares of Ivy Global Strategic Income Fund. Under the Declaration of Trust, the Board of Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B, Class C, Class E, Class R or Class Y shares or when a class vote is required by the 1940 Act. On matters relating to all Funds of the Trust, but affecting the Funds differently, separate votes by the shareholders of each Fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Fund of the Trust. If the Board of Trustees determines that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Board of Trustees is required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

         Minimum Initial and Subsequent Investments

For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Ivy Family of Funds (and, for clients of Waddell & Reed, Inc. and Legend, a fund in the Waddell & Reed Advisors Family of Funds) or Waddell & Reed InvestEd Portfolios, Inc. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Shareholders purchasing through payroll deduction may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

For Class I shares, please check with your individual selling dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.

The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IICO deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund's shares will be sold for NAV determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A shares only)

         Lower sales charges on the purchase of Class A shares are available by:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution).

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Tax ID number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts solely controlled by you or your immediate family (for example you own the entire business); partnerships for which you or a member of your immediate family are the controlling partner; trust accounts established by you or your immediate family; and/or endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under other retirement plans:

1.	All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan.

2.

All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code) (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.

All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.

All purchases of Class A shares made by you or your spouse for your respective individual retirement account (IRA), salary reduction plan account under Section 457 of the Code may be grouped, provided that such purchases are subject to a sales charge, tax-sheltered annuity account (TSA) or Keogh plan account, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

         Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Ivy Family of Funds and shares of any of the funds in Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Ivy Family of Funds and/or in shares of any of the funds in Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Money Market Fund that were acquired by exchange of another Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares held are taken into account.

To obtain a reduced sales charge, clients of Waddell & Reed, Inc. may also combine purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Family of Funds, except Class A shares of Waddell & Reed Advisors Cash Management, Inc. (unless acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares).

Net Asset Value Purchases of Class A Shares

Class A shares of the Fund may be purchased at NAV by the Trustees and officers of the Fund or of any affiliated entity of IFDI, employees of IFDI or of any of its affiliates, financial advisors of IFDI and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Trustee, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IFDI or its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from IFDI, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by IFDI or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A shares at NAV.

Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals may purchase Class A shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares for retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.

Direct Rollovers from the Waddell & Reed Advisors Retirement Plan may be made at NAV.

Purchases of Class A shares may be made at NAV in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records.

Purchases of Class A shares may be made at NAV in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets.

Purchases of Class A shares by shareholders/participants reinvesting, into any non-retirement account in a Fund they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, may be made at NAV, provided such reinvestment is made within 60 days of receipt of the required minimum distribution.

Purchases through the Merrill Lynch Daily K Plan (the "Plan") may be made at NAV, provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see Group Systematic Investment Program.

Sales representatives, and their immediate family members (spouse, children, parents, children's spouses and spouse's parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling arrangements may purchase Class A shares at NAV.

Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees may purchase Class A shares at NAV.

Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed, Inc. may purchase Class A shares at NAV.

Participants in a 401(a) plan or 457 plan that invest in the Ivy Family of Funds through a third party platform or agreement may purchase Class A shares at NAV.

Waivers for Certain Transactions

         Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Ivy Family of Funds or shares of any fund in Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares of the Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by IFDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WRSCO.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1. a monthly, quarterly, semiannual or annual payment of $50 or more;

2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the Plan Custodian for use of the Service.

The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund also can terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

Shares of the Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Fund and IFDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Fund or IFDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Fund reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

With respect to each shareholder account established under a group systematic investment program, WRSCO currently charges a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Fund may collect such fee (and any fees due to WRSCO) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed, a redemption in each such shareholder account sufficient to pay such fee. The Fund reserves the right to change these fees from time to time without advance notice.

Class A shares of the Fund are made available to Merrill Lynch Daily K Plan (Plan) participants at NAV without an initial sales charge if:

(i)

the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii)

the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)	the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms to the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

Class A Share Exchanges

Once a sales charge has been paid on shares of a fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed Advisors Family of Funds, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed Advisors Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of a fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

Except where the special rules described below apply, you may exchange Class A shares you own in the Fund for Class A shares of another fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend, for Class A shares of a fund in Waddell & Reed Advisors Family of Funds, without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same as shares on which a sales charge was paid.

Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class A shares of any other fund in Ivy Family of Funds (or into Class B or Class C shares of the Fund in certain situations), provided you already own Class A (or Class B or Class C, as applicable) shares of the fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Exchanges of shares of Ivy Money Market Fund (money market fund shares) are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the money market shares were previously acquired by an exchange from Class A shares of a non money market fund upon which a sales charge has previously been paid.

You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of any Fund in the Ivy Family of Funds if you meet the criteria for purchasing Class Y shares.

         Class B Share Exchanges

You may exchange Class B shares of one Fund for Class B shares of another Fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, for Class B shares of a fund in Waddell & Reed Advisors Family of Funds without charge.

The redemption of the Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class B shares of the Fund or any other fund in the Ivy Family of Funds, provided you already own Class B shares of that fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class C Share Exchanges

You may exchange Class C shares of one Fund for Class C shares of another Fund or Waddell & Reed InvestEd Portfolios, Inc., and for clients of Waddell & Reed, Inc. or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Family of Funds without charge.

The redemption of the Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class C shares of the Fund or any other fund in the Ivy Family of Funds, provided you already own Class C shares of the fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class I Share Exchanges

Class I shares of a Fund may be exchanged for Class I shares of any other Fund in the Ivy Family of Funds that offers Class I shares, or for Class A shares of Ivy Money Market Fund and, for clients of Waddell & Reed, Inc. or Legend, for Class Y shares of a fund within Waddell & Reed Advisors Family of Funds that offers Class Y shares.

         Class Y Share Exchanges

Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund in the Ivy Family of Funds that offers Class Y shares or for Class A shares of Ivy Money Market Fund.

         General Exchange Information

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, a Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that the Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies.

To discourage market timing activities by investors, the Board of Trustees has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or IFDI will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that the Fund is suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC, WRSCO or IFDI will, if possible, place a trading block on Waddell & Reed's system at a dealer-branch level or, if that cannot be accomplished, will contact the associated intermediary and request that the broker-dealer block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries because the intermediary maintains the underlying shareholder account. Under these circumstances, the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Fund as a vehicle for excessive short-term trading, each of the international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of the Fund after holding the shares fewer than 30 days. This fee also applies to Class A shares purchased without a sales charge. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

The Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 days of a retirement plan participant's defaulted investment in a Fund that constitutes a qualified default investment alternative; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus service

Additionally, the Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a fee less than $100.00).

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IFDI offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of the Fund (or shares of certain other funds in the Ivy Family of Funds). The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). The Annual Dollar Limit is $4,000 for 2007 and $5,000 for 2008. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2006 and thereafter. For a married couple, the maximum annual contribution is the sum of the couple's separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) the investor's (or the couple's) adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined adjusted gross income does not exceed $156,000 for 2007 ($159,000 for 2008), is not affected by his or her spouse's active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer's retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2,000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Owner-only Keogh Plans. Keogh plans, which are available to self-employed individuals and their spouses, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $46,000 for 2008.

457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs - Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or certain types of tax exempt organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax exempt organizations have adopted ERISA Title I plans, which are funded by employer contributions in addition to employee deferrals. A Roth 403(b) contribution may also be available.

Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $15,500 of compensation for 2008, which may be increased each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $5,000 in 2008 and each year thereafter is adjusted for inflation in $500 increments.

More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven (7) days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board of Trustees determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged $10 to their account. The $10 fee is waived for the Trustees and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Reinvestment Privilege

The Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within sixty (60) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once per year as to Class A shares of the Fund. You do not lose this privilege by redeeming Class A shares to invest the proceeds at NAV in a Keogh plan or an IRA.

There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within sixty (60) days after your redemption request was received. You can do this only once each calendar year as to Class B and once each calendar year as to Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Trustees may determine) is less than $500. The Board of Trustees has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted sixty (60) days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

The NAV of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectuses. The sales charge is paid to IFDI. No price makeup for Class A shares is given in this SAI, as the Fund was not in existence prior to the date of this SAI.

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

IFDI need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.

Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing purchase price or the asked price.

When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to procedures approved by the Board of Trustees. The Fund may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

The Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. The Fund may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Trust's Board of Trustees. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. The Trust has retained a third-party pricing service (the Service) to assist in valuing foreign securities held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WRSCO, in accordance with guideless adopted by the Trust's Board of Trustees, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WRSCO regularly monitors and reports to the Board, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event & thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that the Fund's NAV will be subject, in part, to the judgment of the Board of Trustees or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board of Trustees. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUND

General

The Fund intends to qualify for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Dividends and distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in December even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Any income the Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, forward currency contracts and listed non-equity options (that is, certain listed options, such as those on a broad-based securities index) in which the Fund may invest will be Section 1256 contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

OID Securities

The Fund may acquire zero coupon or other corporate securities issued at a discount. As a holder of those securities, the Fund must include in its income the portion of the discount that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accreted discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

UNDERWRITER

IFDI acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between IFDI and the Trust (the Distribution Agreement). The Distribution Agreement requires IFDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

QUARTERLY PORTFOLIO HOLDINGS

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, at http://www.ivyfunds.com.

APPENDIX A

The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.         Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.         Nature of and provisions of the obligation;

3.         Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of preferred stock ratings

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1.         Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.         Nature of, and provisions of, the issue;

3.         Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C -- A preferred stock rated C is a non-paying issue.

D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Short-Term Credit ratings

Fitch Ratings: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

PART C. OTHER INFORMATION

Item 23: Exhibits:

(a)	Articles of Incorporation:

	(a)(1)	Amended and Restated Declaration of Trust dated December 10, 1992, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(2)

Redesignation of Shares of Beneficial Interest and Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest (No Par Value) filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(3)	Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(4)	Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(5)	Establishment and Designation of Additional Series (Ivy Emerging Growth Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(6)

Redesignation of Shares (Ivy Growth with Income Fund--Class A) and Establishment and Designation of Additional Class (Ivy Growth with Income Fund--Class C), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(7)

Redesignation of Shares (Ivy Emerging Growth Fund--Class A, Ivy Growth Fund--Class A and Ivy International Fund--Class A), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(8)	Establishment and Designation of Additional Series (Ivy China Region Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(9)

Establishment and Designation of Additional Class (Ivy China Region Fund--Class B, Ivy Emerging Growth Fund--Class B, Ivy Growth Fund--Class B, Ivy Growth with Income Fund--Class B and Ivy International Fund--Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(10)	Establishment and Designation of Additional Class (Ivy International Fund--Class I), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(11)

Establishment and Designation of Series and Classes (Ivy Latin American Strategy Fund--Class A and Class B, Ivy New Century Fund--Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(12)	Establishment and Designation of Series and Classes (Ivy International Bond Fund--Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(13)

Establishment and Designation of Series and Classes (Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Short-Term US Government Securities Fund (now known as Ivy Short-Term Bond Fund) -- Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(14)	Redesignation of Ivy Short-Term U.S. Government Securities Fund as Ivy Short-Term Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(15)	Redesignation of Shares (Ivy Money Market Fund--Class A and Ivy Money Market Fund--Class B), filed with Post-Effective Amendment No. 84 and incorporated by reference herein

(a)(16)

Form of Establishment and Designation of Additional Class (Ivy Bond Fund--Class C; Ivy Canada Fund--Class C; Ivy China Region Fund--Class C; Ivy Emerging Growth Fund--Class C; Ivy Global Fund--Class C; Ivy Growth Fund--Class C; Ivy Growth with Income Fund--Class C; Ivy International Fund--Class C; Ivy Latin America Strategy Fund--Class C; Ivy International Bond Fund--Class C; Ivy Money Market Fund--Class C; Ivy New Century Fund--Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein

(a)(17)

Establishment and Designation of Series and Classes (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 and incorporated by reference herein

(a)(18)

Establishment and designation of Series and Classes (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 89 and incorporated by reference herein

	(a)(19)	Establishment and designation of Series and Classes (Ivy Pan-Europe Fund--Class A, Class B and Class C), filed with Post-Effective Amendment No. 92 and incorporated by reference herein

	(a)(20)	Establishment and designation of Series and Classes (Ivy International Fund II--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 94 and incorporated by reference herein

(a)(21)

Form of Establishment and Designation of Additional Class (Ivy Asia Pacific Fund--Advisor Class; Ivy Bond Fund--Advisor Class; Ivy Canada Fund--Advisor Class; Ivy China Region Fund--Advisor Class; Ivy Emerging Growth Fund--Advisor Class; Ivy Global Fund--Advisor Class; Ivy Global Natural Resources Fund--Advisor Class; Ivy Global Science & Technology Fund--Advisor Class; Ivy Growth Fund--Advisor Class; Ivy Growth with Income Fund--Advisor Class; Ivy International Bond Fund--Advisor Class; Ivy International Fund II--Advisor Class; Ivy International Small Companies Fund--Advisor Class; Ivy Latin America Strategy Fund--Advisor Class; Ivy New Century Fund--Advisor Class; Ivy Pan-Europe Fund--Advisor Class), filed with Post-Effective Amendment No. 96 and incorporated by reference herein

(a)(22)

Redesignations of Series and Classes (Ivy Emerging Growth Fund redesignated as Ivy US Emerging Growth Fund; Ivy New Century Fund redesignated as Ivy Developing Nations Fund; and, Ivy Latin America Strategy Fund redesignated as Ivy South America Fund), filed with Post-Effective Amendment No. 97 and incorporated by reference herein

(a)(23)

Redesignation of Series and Classes and Establishment and Designation of Additional Class (Ivy International Bond Fund redesignated as Ivy High Yield Fund; Class I shares of Ivy High Yield Fund established), filed with Post-Effective Amendment No. 98 and incorporated by reference herein

(a)(24)

Establishment and designation of Series and Classes (Ivy US Blue Chip Fund--Class A, Class B, Class C, Class I and Advisor Class), filed with Post-Effective Amendment No. 101 and incorporated by reference herein

	(a)(25)	Redesignation of Series and Classes (Ivy High Yield Fund redesignated as Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein

(a)(26)

Establishment and designation of Series and Classes (Ivy European Opportunities Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 110 and incorporated by reference herein

(a)(27)

Establishment and designation of Series and Classes (Ivy Cundill Value Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein

(a)(28)

Establishment and designation of Series and Classes Ivy Next Wave Internet Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein

	(a)(29)	Establishment and Designation of Additional Class (Ivy International Fund--Advisor Class), filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(30)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Next Wave Internet Fund redesignated as Ivy International Growth Fund) filed with Post-Effective Amendment No. 118 and incorporated by reference herein

(a)(31)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Developing Nations Fund redesignated as Ivy Developing Markets Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(32)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy China Region Fund redesignated as Ivy Pacific Opportunities Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(33)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy International Fund II redesignated as Ivy International Value Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(34)

Abolition of Series of Shares of Beneficial Interest (Ivy Growth With Income Fund, Ivy Pan-Europe Fund, Ivy South America Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(35)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Cundill Value Fund redesignated as Ivy Cundill Global Value Fund) filed with Post-Effective Amendment No. 120 and incorporated by reference herein

(a)(36)

Establishment and Designation of Additional Class (Ivy Cundill Global Value Fund--Class Y; Ivy European Opportunities Fund--Class Y; Ivy Global Natural Resources Fund--Class Y; Ivy International Fund--Class Y; Ivy International Value Fund--Class Y; Ivy Pacific Opportunities Fund--Class Y) filed with Post-Effective Amendment No. 124 and incorporated by reference herein

	(a)(37)	Establishment and Designation of Series and Classes (Ivy Dividend Income Fund--Class A, Class B, Class C and Class Y) filed with Post-Effective Amendment No. 125 and incorporated by reference herein

	(a)(38)	Abolition of Series of Shares (Ivy International Growth Fund) filed with Post-Effective Amendment No. 128 and incorporated by reference herein

	(a)(39)	Amendment to Amended and Restated Declaration of Trust filed with Post-Effective Amendment No. 128 and incorporated by reference herein

(a)(40)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Money Market Fund redesignated as Ivy Cash Reserves Fund) filed with Post-Effective Amendment No. 128 and incorporated by reference herein

(a)(41)

Abolition of Series of Shares (Ivy Bond Fund, Ivy Developing Markets Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Small Companies Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund) filed with Post-Effective Amendment No. 128 and incorporated by reference herein

(a)(42)

Establishment and Designation of Additional Series of Shares (Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, Ivy Value Fund) filed with Post-Effective Amendment No. 128 and incorporated by reference herein

	(a)(43)	Amendment to Amended and Restated Declaration of Trust filed with Post-Effective Amendment No. 128 and incorporated by reference herein

(a)(44)

Establishment and Designation of Additional Class (Ivy Global Natural Resources Fund--Class R; Ivy Real Estate Securities Fund--Class R) filed with Post-Effective Amendment No. 136 and incorporated by reference herein

	(a)(45)	Abolition of Class of Shares (Ivy European Opportunities Fund--Class I) filed with Post-Effective Amendment No. 139 and incorporated by reference herein

	(a)(46)	Abolition of Series of Shares (Ivy Cash Reserves Fund) filed with Post-Effective Amendment No. 139 and incorporated by reference herein

(a)(47)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy International Fund redesignated as Ivy International Growth Fund; Ivy International Value Fund redesignated as Ivy International Core Equity Fund; Class I Shares of Ivy International Growth Fund, Ivy International Value Fund and Ivy Cundill Global Value Fund redesignated as Class II Shares) filed with Post-Effective Amendment No. 139 and incorporated by reference herein

(a)(48)

Establishment and Designation of Additional Classes of Shares (Class E and Class I added to each Fund currently in existence) filed with Post-Effective Amendment No. 139 and incorporated by reference herein

(a)(49)

Establishment and Designation of Additional Series of Shares (Ivy Managed EuroPacific Fund and Ivy Managed International Opportunities Fund) filed with Post-Effective Amendment No. 141 and incorporated by reference herein

	(a)(50)	Establishment and Designation of Additional Series of Shares (Ivy Global Strategic Income Fund) filed with this Post-Effective Amendment No. 148

(b)	By-laws:

	(b)(1)	By-Laws, as amended, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(b)(2)	Amendment to the By-Laws, dated April 23, 2001, filed with Post-Effective Amendment No. 120 and incorporated by reference herein

	(b)(3)	Amendment to the By-Laws, dated December 17, 2002, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(b)(4)	Amendment to the By-Laws, dated September 3, 2003, filed with Post-Effective Amendment No. 127 and incorporated by reference herein

	(b)(5)	Amendment to the By-Laws, effective February 2, 2004, filed with Post-Effective Amendment No. 130 and incorporated by reference herein

	(b)(6)	By-Laws, as amended and restated, filed with Post-Effective Amendment No. 139 and incorporated by reference herein

(c)	Instruments Defining the Rights of Security Holders:

	(c)(1)	Specimen Securities for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 49 and incorporated by reference herein

	(c)(2)	Specimen Security for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 70 and incorporated by reference herein

	(c)(3)	Specimen Security for Ivy China Region Fund, filed with Post-Effective Amendment No. 74 and incorporated by reference herein

	(c)(4)	Specimen Security for Ivy Latin American Strategy Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein

	(c)(5)	Specimen Security for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein

	(c)(6)	Specimen Security for Ivy International Bond Fund, filed with Post-Effective Amendment No. 76 and incorporated by reference herein

(c)(7)

Specimen Securities for Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 77 and incorporated by reference herein

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation, filed as Exhibit (d)(12) to Post-Effective Amendment No. 102 and incorporated by reference herein

(d)(2)

Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Pan-Europe Fund), filed as Exhibit (d)(17) to Post-Effective Amendment No. 94 and incorporated by reference herein

(d)(3)

Addendum to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed as Exhibit (d)(19) to Post-Effective Amendment No. 98 and incorporated by reference herein

(d)(4)

Supplement to Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed as Exhibit (d)(37) to Post-Effective Amendment No. 121 and incorporated by reference herein

(d)(5)

Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corp. (Ivy Global Natural Resources Fund), filed as Exhibit (d)(38) to Post-Effective Amendment No. 121 and incorporated by reference herein

	(d)(6)	Master Business Management and Investment Advisory Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company filed with Post-Effective Amendment No. 122 and incorporated by reference herein

(d)(7)

Master Business Management Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(d)(8)	Expense Limitation Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

(d)(9)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Henderson Investment Management Limited (Ivy European Opportunities Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 122 and incorporated by reference herein

(d)(10)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Peter Cundill & Associates, Inc. (Ivy Cundill Global Value Fund), filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(d)(11)	Investment Management Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by reference herein

(d)(12)

Investment Management Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund), filed with Post-Effective Amendment No. 126 and incorporated by reference herein

(d)(13)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Advantus Capital Management, Inc. (Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(d)(14)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and State Street Research and Management Company, Inc. (Ivy Small Cap Value Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(d)(15)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Templeton Investment Counsel, Inc. (Ivy International Balanced Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

	(d)(16)	Expense Reimbursement Agreement between Ivy Funds and Waddell & Reed Ivy Investment Company (Ivy Bond Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(d)(17)

Expense Reimbursement Agreement between Ivy Funds and Waddell & Reed Ivy Investment Company (Ivy Mortgage Securities Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(d)(18)

Master Business Management and Investment Advisory Agreement Supplement between Ivy Funds and Ivy Investment Management Company filed with Post-Effective Amendment No. 138 and incorporated by reference herein

(d)(19)

Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, originally dated April 9, 2003 and with respect to Ivy Dividend Income Fund, amended to add Ivy Managed EuroPacific Fund and Ivy Managed International Opportunities Fund, filed with Post-Effective Amendment No. 141 and incorporated by reference herein

(d)(20)

Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, originally dated April 9, 2003, amended February 13, 2008 to add Ivy Global Strategic Income Fund, filed with this Post-Effective Amendment No. 148

(e)	Underwriting Contracts:

	(e)(1)	Amended and Restated Distribution Agreement filed as Exhibit (e)(20) to Post-Effective Amendment No. 120 and incorporated by reference herein

	(e)(2)	Underwriting Agreement between Ivy Fund and Ivy Funds Distributor, Inc. (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(e)(3)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., dated September 3, 2003, filed with Post-Effective Amendment No. 127 and incorporated by reference herein

	(e)(4)	Selling Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed, Inc., filed with Post-Effective Amendment No. 142 and incorporated by reference herein

(f)	Bonus or Profit Sharing Contracts: Inapplicable

(g)	Custodian Agreements:

	(g)(1)	Custodian Agreement between Ivy Fund and UMB Bank, N.A., filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(g)(2)	Foreign Custody Manager Delegation Agreement between Ivy Fund and Citibank, N.A., filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(g)(3)	Revised Appendix B to Custodian Agreement between Ivy Funds and UMB Bank, n.a., filed with Post-Effective Amendment No. 130 and incorporated by reference herein

(g)(4)

Appendix B to Custodian Agreement between Ivy Funds and UMB Bank, n.a., amended to add Ivy Managed EuroPacific Fund and Ivy Managed International Opportunities Fund, filed with Post-Effective Amendment No. 141 and incorporated by reference herein

	(g)(5)	Appendix B to Custodian Agreement between Ivy Funds and UMB Bank, n.a., amended February 13, 2008 to add Ivy Global Strategic Income Fund, filed with this Post-Effective Amendment No. 148

(h)	Other Material Contracts:

	(h)(1)	Transfer Agency and Shareholder Services Agreement between Ivy Fund and Ivy Management, Inc., filed as Exhibit (h)(10) to Post-Effective Amendment No. 102 and incorporated by reference herein

	(h)(2)	Transfer Agency Services Agreement between PFPC Inc. and Ivy Fund, filed as Exhibit (h)(63) to Post-Effective Amendment No. 121 and incorporated by reference herein

	(h)(3)	Master Administrative Services Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(h)(4)	Assignment of Master Administrative Services Agreement to Waddell & Reed Services Company, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(h)(5)	Master Fund Accounting Services Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(h)(6)	Assignment of Master Fund Accounting Services Agreement to Waddell & Reed Services Company, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(h)(7)	Administrative Services Agreement Supplement, dated April 9, 2003, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(h)(8)	Shareholder Servicing Agreement between Ivy Fund and Waddell & Reed Services Company (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(h)(9)	Accounting Services Agreement between Ivy Fund and Waddell & Reed Services Company (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by reference herein

(h)(10)

Accounting Services Agreement between Ivy Funds and Waddell & Reed Services Company, dated September 3, 2003, filed as Exhibit (m)(16) with Post-Effective Amendment No. 127 and incorporated by reference herein

(h)(11)

Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, dated September 3, 2003, filed as Exhibit (m)(17) with Post-Effective Amendment No. 127 and incorporated by reference herein

(h)(12)

Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, dated August 25, 2004, filed with Post-Effective Amendment No. 133 and incorporated by reference herein

	(h)(13)	Exhibit C, effective December 31, 2007, to Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with this Post-Effective Amendment No. 148

	(h)(14)	Exhibit B to Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 141 and incorporated by reference herein

(h)(15)

Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company on behalf of Ivy Managed EuroPacific Fund and Ivy Managed International Opportunities Fund, dated November 29, 2006, filed with Post-Effective Amendment No. 141 and incorporated by reference herein

(h)(16)

Appendix A to the Accounting and Administrative Services Agreement dated August 25, 2004, between Ivy Funds and Waddell & Reed Services Company, amended February 13, 2008 to add Ivy Global Strategic Income Fund, filed with this Post-Effective Amendment No. 148

(h)(17)

Exhibit B and Appendix A to Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended February 13, 2008 to add Ivy Global Strategic Income Fund, filed with this Post-Effective Amendment No. 148

(h)(18)

Expense Reimbursement for Ivy Global Strategic Income Fund, between Ivy Funds, Ivy Funds Distributor and Waddell & Reed Services Company, dated April 1, 2008, filed with this Post-Effective Amendment No. 148

(i)	Opinion and consent of counsel, filed with this Post-Effective Amendment No. 148

(j)	Consent of Independent Registered Public Accounting Firm: Not applicable

(k)	Omitted Financial Statements: Not applicable

(l)	Initial Capital Agreements: Not applicable

(m)	Rule 12b-1 Plans:

	(m)(1)	Form of Rule 12b-1 Related Agreement, filed as Exhibit (m)(4) to Post-Effective Amendment No. 102 and incorporated by reference herein

	(m)(2)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(5) to Post-Effective Amendment No. 102 and incorporated by reference herein

	(m)(3)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(6) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(4)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(7) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(5)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(8) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(6)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(9) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(7)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(10) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(8)	Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(m)(9)	Amended and Restated Distribution Plan for Ivy Fund Class B Shares, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(m)(10)	Amended and Restated Distribution Plan for Ivy Fund Class C Shares, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(m)(11)	Distribution and Service Plan for Ivy Dividend Income Fund Class A Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(m)(12)	Distribution and Service Plan for Ivy Dividend Income Fund Class B Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(m)(13)	Distribution and Service Plan for Ivy Dividend Income Fund Class C Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(m)(14)	Distribution and Service Plan for Ivy Dividend Income Fund Class Y Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(m)(15)	Distribution and Service Plan for Class Y Shares, filed with Post-Effective Amendment No. 124 and incorporated by reference herein

(m)(16)

Amended and Restated Distribution and Service Plan for Ivy Funds for each of Class A Shares, Class B shares, Class C shares, Class R shares and Class Y shares filed with Post-Effective Amendment No. 136 and incorporated by reference herein

	(m)(17)	Amended and Restated Distribution and Service Plan for Ivy Funds to add Class E shares, filed with Post-Effective Amendment No. 139 and incorporated by reference herein

(m)(18)

Distribution and Service Plan for Ivy Funds, originally adopted November 29, 2006 with respect to Ivy Managed EuroPacific Fund and Ivy Managed International Opportunities Fund, filed with Post-Effective Amendment No. 141 and incorporated by reference herein

(m)(19)

Distribution and Service Plan for Ivy Funds, originally adopted November 29, 2006, and adopted February 13, 2008 with respect to Ivy Global Strategic Income Fund, filed with this Post-Effective Amendment No. 148

(n)	Rule 18f-3 Plans:

	(n)(1)	Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 83 and incorporated by reference herein

	(n)(2)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 85 and incorporated by reference herein

	(n)(3)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 87 and incorporated by reference herein

	(n)(4)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 89 and incorporated by reference herein

	(n)(5)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 92 and incorporated by reference herein

	(n)(6)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 94 and incorporated by reference herein

	(n)(7)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 96 and incorporated by reference herein

(n)(8)

Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 98 and incorporated by reference herein (a corrected version of which was filed with Post-Effective Amendment No. 99)

	(n)(9)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 101 and incorporated by reference herein

	(n)(10)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 110 and incorporated by reference herein

	(n)(11)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 114 and incorporated by reference herein

	(n)(12)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 117 and incorporated by reference herein

	(n)(13)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 119 and incorporated by reference herein

	(n)(14)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 120 and incorporated by reference herein

(n)(15)

Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, dated January 21, 2003, filed with Post-Effective Amendment No. 124 and incorporated by reference herein

	(n)(16)	Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 136 and incorporated by reference herein

	(n)(17)	Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 141 and incorporated by reference herein

	(n)(18)	Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 145 and incorporated by reference herein

	(n)(19)	Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, amended February 13, 2008, filed with this Post-Effective Amendment No. 148

(p)	Codes of Ethics:

	(p)(code)	Code of Ethics for Ivy Funds, Ivy Investment Management Company and Ivy Funds Distributor, Inc., revised August 2007, filed this Post-Effective Amendment No. 148

	(p)(1)	Code of Ethics of Peter Cundill & Associates, Inc., filed as Exhibit (p)(2) to Post-Effective Amendment No. 113 and incorporated by reference herein

	(p)(2)	Code of Ethics of Mackenzie Financial Corporation filed as Exhibit (p)(3) to Post Effective Amendment No. 116 and incorporated by reference herein

	(p)(3)	Code of Ethics of Henderson Investment Management Limited filed as Exhibit (p)(4) to Post Effective Amendment No. 116 and incorporated by reference herein

	(p)(6)	Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed with Post-Effective Amendment No. 130 and incorporated by reference herein

	(p)(7)	Code of Ethics of Franklin Templeton Investments, filed with Post-Effective Amendment No. 131 and incorporated by reference herein

	(p)(8)	Code of Ethics of State Street Research and Management Company, filed with Post-Effective Amendment No. 131 and incorporated by reference herein

	(p)(9)	Code of Ethics of Advantus Capital Management, Inc., filed with Post-Effective Amendment No. 131 and incorporated by reference herein

	(p)(10)	Code of Ethics of BlackRock Financial Management, Inc., filed with Post-Effective Amendment No. 133 and incorporated by reference herein

Item 24. Persons Controlled by or Under Common Control with the Fund: Not applicable

Item 25. Indemnification

Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust, dated December 10, 1992, filed with Post-Effective Amendment No. 71 and incorporated by reference herein.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, By-Laws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Information Regarding Adviser and Subadviser Under Advisory Arrangements. Reference is made to the Form ADV of each of Ivy Investment Management Company , the Adviser and Business Manager to the seventeen series of the Trust, Mackenzie Financial Corporation, the subadviser to Ivy Global Natural Resources Fund and Ivy Cundill Global Value Fund, Henderson Investment Management Limited, the subadviser to Ivy European Opportunities Fund, Advantus Capital Management, Inc., subadviser to Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund, and Templeton Investment Counsel, LLC, the subadviser to Ivy International Balanced Fund.

The list required by this Item 26 of officers and directors of Ivy Investment Management Company, Mackenzie Financial Corporation, Henderson Investment Management Limited, Advantus Capital Management, Inc., and Templeton Investment Counsel, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of each firm's respective Form ADV.

Item 27. Principal Underwriters

(a)

Ivy Funds Distributor, Inc. ("IFDI") (formerly known as Ivy Mackenzie Distributors, Inc.) 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200, Registrant's distributor, is a subsidiary of Ivy Investment Management Company.

b)

The information required by this Item 27 regarding each director, officer or partner of IFDI is incorporated by reference to Schedule A of Form BD filed by IFDI pursuant to the Securities Exchange Act of 1934.

(c)	Not applicable

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of:

Mr. Joseph W. Kauten and Ms. Kristen A. Richards, as officers of the Registrant
6300 Lamar Avenue
Post Office Box 29217
Shawnee Mission KS 66201-9217

Waddell & Reed Services Company
6301 Glenwood
Overland Park KS 66202

UMB Bank, n.a.
928 Grand Boulevard
Kansas City MO 64106

Item 29. Management Services: Not applicable.

Item 30. Undertakings: Not applicable.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Ivy Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY FUNDS, INC. and IVY FUNDS (hereinafter each called the Fund), and certain trustees/directors and officers for the Fund, do hereby constitute and appoint HENRY J. HERRMANN, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Fund to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: May 24, 2006	/s/Henry J. Herrmann
Henry J. Herrmann, President

/s/Joseph Harroz, Jr.	Chairman and Trustee/Director
Joseph Harroz, Jr.

/s/Henry J. Herrmann	President and Trustee/Director
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer, Principal Accounting Officer
Theodore W. Howard	and Principal Financial Officer

/s/Jarold W. Boettcher	Trustee/Director
Jarold W. Boettcher

/s/James D. Gressett	Trustee/Director
James D. Gressett

/s/Glendon E. Johnson, Jr.	Trustee/Director
Glendon E. Johnson, Jr.

/s/Eleanor B. Schwartz	Trustee/Director
Eleanor B. Schwartz

/s/Michael G. Smith	Trustee/Director
Michael G. Smith

/s/Edward M. Tighe	Trustee/Director
Edward M. Tighe

Attest:

/s/Kristen A. Richards
Kristen A. Richards, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 1st day of April, 2008.

IVY FUNDS
(Registrant)

By /s/ Henry J. Herrmann
Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title

/s/Joseph Harroz, Jr.*	Chairman and Trustee
Joseph Harroz, Jr.

/s/Henry J. Herrmann	President and Trustee
Henry J. Herrmann

/s/Joseph W. Kauten	Vice President, Treasurer, Principal Financial
Joseph W. Kauten	Officer and Principal Accounting Officer

/s/Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/James D. Gressett*	Trustee
James D. Gressett

/s/Glendon E. Johnson, Jr.*	Trustee
Glendon E. Johnson, Jr.

/s/Eleanor B. Schwartz*	Trustee
Eleanor B. Schwartz

/s/Michael G. Smith*	Trustee
Michael G. Smith

/s/Edward M. Tighe*	Trustee
Edward M. Tighe

*By:	/s/Kristen A. Richards	ATTEST:	/s/Megan E. Bray
	Kristen A. Richards		Megan E. Bray
	Attorney-in-Fact		Assistant Secretary